UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 14, 2026

PHP Ventures Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-40696	86-3368971
(Commission File Number)	(IRS Employer Identification No.)

10 East 53rd St., Suite 3001

New York, NY, 10022

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code +1 (917) 764-4996

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

*Registrant was suspended from trading on Nasdaq on April 19, 2024 and a Form 25 was filed on June 28, 2024.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

PHP Ventures Acquisition Corp., a Delaware corporation (the “Company”), previously scheduled a Special Meeting of its stockholders (the “Special Meeting”) to be held on January 14, 2026, at 9:00 a.m. Eastern Time, to be conducted via live webcast at https://www.cstproxy.com/phpventuresacquisition/2026 and telephone access, to approve the Extension Amendment Proposal, the Trust Amendment Proposal, and the Adjournment Proposal, as disclosed in the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on December 31, 2025 (the “Definitive Proxy”).

At the Special Meeting, the Company announced that the Special Meeting was being adjourned due to changes to the proposed extension terms, which changes would be announced by the Company at a later time. As a result, the Special Meeting was adjourned to January 20, 2026, at 9:00 a.m. Eastern Time. The record date for the Special Meeting remains December 11, 2025, and only stockholders of record as of such date will be entitled to vote at the Special Meeting when reconvened.

No proposals were submitted to a vote prior to the adjournment of the Special Meeting.

Item 8.01. Other Events.

Following the adjournment of the Special Meeting, the Company determined the revised terms relating to the proposed extension of the date by which the Company must consummate an initial business combination.

If the proposals are approved, the Company’s sponsor (or its affiliates or permitted designees), will deposit into the Company’s trust account $0.10 per share for each public share outstanding for each one-month extension, subject to a maximum amount of $1,000 per month.

The revised extension terms replace the previously disclosed terms indicating that the Company’s sponsor (or its affiliates or permitted designees), will deposit into the Company’s trust account $0.05 per share for each public share outstanding for each one-month extension.

Cautionary Statement Regarding Forward-Looking Statements

The information in this Current Report on Form 8-K contains certain “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “aim,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result” and similar expressions, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Many factors could cause actual future events to differ materially from the forward-looking statements in this Current Report on Form 8-K, including but not limited to: (i) statements regarding the proposed extension of the date by which the Company must consummate an initial business combination, (ii) the expected funding by the Company’s sponsor, (iii) the timing of the reconvened Special Meeting, and (iv) other related matters. You should carefully consider the foregoing factors and the other risks and uncertainties that will be described in the “Risk Factors” section of the documents to be filed by the Company from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward- looking statements, and while the Company may elect to update these forward-looking statements at some point in the future, they assume no obligation to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise, unless required by applicable law. The Company does not give any assurance that it will achieve its expectations.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Certain exhibits and schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company hereby undertakes to furnish a copy any of the omitted exhibits or schedules upon request by the SEC.

SIGNATURES

Under the requirements of the Securities Exchange Act of 1934, the Company has caused this report to be signed by the duly authorized undersigned.

PHP VENTURES ACQUISITION CORP.

Date: January 15, 2026	By:	/s/ Marcus Choo Yeow Ngoh
	Name:	Marcus Choo Yeow Ngoh
	Title:	Chief Executive Officer and Director